SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 2000

                         STEWART & STEVENSON SERVICES, INC.
               (Exact name of registrant as specified in its charter)

TEXAS                        0-8493                       74-1051605
(State or other             (Commission File Number)     (I.R.S.  Employer
jurisdiction                                              Identification No.)
of incorporation)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                            77008
(Address of principal executive offices)                 (Zip code)

         Registrant's telephone number, including area code: (713) 868-7700

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Item 5.     Other Events.

On April 19, 2000, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company was awarded a contract to build five-ton tractors for the National Guard.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated April 19, 2000, titled "Stewart & Stevenson Tactical Vehicle Systems Awarded Contract to Build Five-Ton Tractors for National Guard."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STEWART & STEVENSON SERVICES, INC.


Date:  April 19, 2000               By: /s/ LAWRENCE E. WILSON
                                        Name:   Lawrence E. Wilson
                                        Title:  Vice President, Secretary
                                                and General Counsel

                                  EXHIBIT INDEX

99.1 Company Press Release April 19, 2000, titled "Stewart & Stevenson Tactical Vehicle Systems Awarded Contract to Build Five-Ton Tractors for National Guard".
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Exhibit 99.1